Exhibit 99.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Archer-Daniels-Midland Company (the "Company") for the quarterly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. J. Schmalz, Senior Vice President and Chief Financial Officer of the Company, certify that:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. J. Schmalz

D. J. Schmalz

Senior Vice President and

Chief Financial Officer

February 13, 2003